Exhibit 99.1

THIRD AMENDMENT, dated as of September 15, 2008 (this “Amendment”), to the Super Priority Debtor In Possession and Exit Credit and Guarantee Agreement, dated as of August 21, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NORTHWEST AIRLINES CORPORATION, a Delaware corporation (“Holdings”), NORTHWEST AIRLINES, INC., a Minnesota corporation, (the “Borrower”); the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”); the Syndication Agent, the Documentation Agent, the Co-Syndication Agent, the Co-Documentation Agent, the Agent, the Co-Arrangers, the Joint Lead Arrangers and the Collateral Agent named therein; and CITICORP USA, INC., as Administrative Agent for both the DIP Facilities and the Exit Facilities (in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.            The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as herein set forth.

B.            The Lenders hereby consent to such amendments on the terms and conditions contained herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.             Amendments.  Subject to the satisfaction of the conditions set forth in Sections 3 and 4 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by adding the following new definitions in the appropriate alphabetical order:

 “Delta”:  Delta Air Lines, Inc., a Delaware corporation.

“Delta First Lien Agreement”: that certain First Lien Revolving Credit and Guaranty Agreement dated as of April 30, 2007 among Delta, the Subsidiaries of Delta party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents party thereto, as the same may be amended, restated, modified, supplemented, extended, refinanced or amended and restated from time to time.

“Delta First Priority Obligations”:  the “First Priority Obligations” as defined in the Delta First Lien Agreement.

“Delta Obligations”:  the Delta First Priority Obligations and the Delta Second Priority Obligations, collectively.

“Delta Second Lien Agreement”: that certain Second Lien Term Loan and Guaranty Agreement dated as of April 30, 2007 among Delta, the Subsidiaries of Delta party thereto, the lenders party thereto, Goldman Sachs Credit Partners L.P., as administrative agent and collateral agent, and the other agents party thereto, as the same may be amended, restated, modified, supplemented, extended, refinanced or amended and restated from time to time.

“Delta Second Priority Obligations”:  the “Second Priority Obligations” as defined in the Delta Second Lien Agreement.

“Final Delta Consolidation Date” shall mean the date on which the Borrower is merged with and into Delta.

“Initial Delta Merger”:  the merger of Nautilus Merger Corporation with and into Holdings (which shall result in Holdings becoming a Subsidiary of Delta) as contemplated by and pursuant to the Merger Agreement.

“Initial Delta Merger Date”:  the date on which the Initial Delta Merger occurs.

“Merger Agreement”:  that certain Agreement and Plan of Merger dated as of April 14, 2008, by and among Delta, Nautilus Merger Corporation and Holdings, as the same may be amended, restated, modified, supplemented or amended and restated from time to time.

“Third Amendment”:  the Third Amendment to this Agreement, dated as of September 15, 2008.

“Third Amendment Closing Date”:  as defined in Section 3 of the Third Amendment.

(b)           The definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement is amended by replacing “(excluding fees and expenses incurred in connection with the Second Amendment)” with “(excluding (x) fees and expenses incurred in connection with the Second Amendment and the Third Amendment and (y) non-cash merger-related adjustments incurred in connection with the Initial Delta Merger)”.

(c)           The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Maturity Date”:  the earlier of (i) the Final Delta Consolidation Date and (ii) December 31, 2010.

(d)           Section 7.2 of the Credit Agreement is amended by:

(i)            replacing, in the introduction, “$1,500,000,000” with “$750,000,000”;

(ii)           deleting “Closing Date” in clause (c) and replacing it with “Third Amendment Closing Date”;

(iii)          deleting “$1,500,000,000” in clause (c) and replacing it with “$750,000,000”;

(iv)          deleting “$1,500,000,000” in clause (d) and replacing it with “$750,000,000”;

(v)           deleting “$1,500,000,000” in clause (e) and replacing it with “$750,000,000”;

(vi)          deleting “, and” at the end of clause (g) and replacing it with “;”;

(vii)         deleting “.” at the end of clause (h) and replacing it with “; and”; and

(viii)        inserting new clause (i), as follows:

“(i)          from and after the Initial Delta Merger Date, guarantees of the Delta Obligations; provided, that the aggregate principal amount of the Delta Obligations guaranteed pursuant to this Section 7.2(i) shall not exceed $2,500,000,000 at any time; provided further, that no Loan Party may grant a Lien on the Collateral to secure any guarantee of the Delta Obligations permitted under this Section 7.2(i).”

(e)           Section 7.3 of the Credit Agreement is amended by:

(i)            deleting “and” at the end of clause (f);

(ii)           deleting “.” at the end of clause (g) replacing it with “; and”; and

(iii)          inserting new clause (h), as follows:

“(h)         from and after the Initial Delta Merger Date, Liens on assets, other than the Collateral, securing Indebtedness permitted under Section 7.2(i).”

(f)            Section 7.7 of the Credit Agreement is amended by:

(i)            deleting “and” at the end of clause (a) of the proviso and replacing it with “,”; and

(ii)           inserting the following new text at the end of clause (b) of the proviso:

“, (c) Indebtedness permitted by Sections 7.2(b) and 7.2(i), (d) Investments permitted by Sections 7.10(c), 7.10(d) and 7.10(g), and (e) from and after the Initial Delta Merger Date, transactions in connection with the integration of the operations of the Borrower with the operations of Delta.”

(g)           Section 7.10 of the Credit Agreement is amended by:

(i)            deleting “and” at the end of clause (e);

(ii)           deleting “.” at the end of clause (f) and replacing it with “;”; and

(iii)          inserting the following new clauses (g) and (h):

“(g)         guarantees of the Delta Obligations permitted under Section 7.2(i); and

(h)           any other guarantees of Indebtedness permitted under Section 7.2.”

(h)           Schedule 7.2(c) of the Credit Agreement is amended and restated to read in its entirety as set forth in Exhibit A hereto.

3.             Effectiveness of this Amendment.  The effectiveness of this Amendment  is subject to the satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Third Amendment Closing Date”); provided however, that the amendments to the Credit Agreement set forth in Section 2 hereof shall not become effective until the satisfaction of the conditions subsequent set forth in Section 4 of this Amendment:

(a)           the Administrative Agent shall have received this Amendment, executed and delivered by the Administrative Agent, Holdings, the Borrower and the Required Lenders;

(b)           the Administrative Agent shall have received (i) for the account of each Lender that has consented to this Amendment and delivered (and released) to the Administrative Agent an executed counterpart hereof by facsimile at (646) 291-5162, attention of Chris Herzog, by 12:00 noon (New York City time) on September 12, 2008 (each a “First Tier Consenting Lender”), an amendment fee equal to 3.00% of the sum of the unpaid principal amount of the Term Loans and the Revolving Commitments held by such First Tier Consenting Lender on the Third Amendment Closing Date and (ii) for the account of each Lender that has consented to this Amendment and delivered (and released) to the Administrative Agent an executed counterpart hereof by facsimile at (646) 291-5162, attention of Chris Herzog, after 12:00 noon (New York City time) on September 12, 2008 but prior to 12:00 noon (New York City time) on September 17, 2008 (each a “Second Tier Consenting Lender”), an amendment effectiveness fee equal to 1.50% of the sum of the unpaid principal amount of the Term Loans and the Revolving Commitments held by such Second Tier Consenting Lender on the Third Amendment Closing Date;

(c)           the Administrative Agent shall have received all expenses payable by the Borrower as set forth in the Credit Agreement for which invoices have been presented (including the reasonable fees and expenses of legal counsel) on or before the Third Amendment Closing Date; and

(d)           the Administrative Agent shall have received a certificate of each Loan Party, dated the date hereof substantially in the form of Exhibit B hereto, with appropriate insertions and attachments; and

(e)           the Administrative Agent shall have received the executed legal opinion of counsel to the Borrower and the Guarantor, addressing such matters as the Administrative Agent shall reasonably request, including, without limitation, the enforceability of all Loan Documents.

4.             Conditions Subsequent.  The effectiveness of the amendments to the Credit Agreement set forth in Section 2 hereof shall become effective upon the satisfaction of the following conditions:

(a)           this Amendment shall have become effective in accordance with Section 3;

(b)           the Borrower shall have, on or within 5 days prior to the date on which all of the conditions set forth in this Section 4 (other than this Section 4(b)) have been satisfied, prepaid at least $300,000,000 in aggregate principal amount of the Loans in accordance with Section 3.1(a) of the Credit Agreement; and

(c)           the Initial Delta Merger Date shall have occurred.

5.             Representation and Warranties.  Each of the Guarantor and the Borrower hereby represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representation and warranty refers to an earlier date, in which case it is true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing.

6.             Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver of or consent to any Default, Event of Default or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7.             Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

8.             Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

9.             Reaffirmation.  Each of the Guarantor and the Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of, this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

10.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

NORTHWEST AIRLINES, INC.

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent

By:	/s/ James J. McCarthy
Name: James J. McCarthy
Title: Managing Director & Vice President

SIGNATURE PAGE TO

THE THIRD AMENDMENT TO

 THE SUPER PRIORITY DEBTOR IN POSSESSION AND

 EXIT CREDIT AND GUARANTY AGREEMENT

Signature page to the Third Amendment, dated as of September 15, 2008, to the Northwest Airlines, Inc. Credit Agreement

[Name of Lender]

By:
Name:
Title:

SIGNATURE PAGE TO

THE THIRD AMENDMENT TO

 THE SUPER PRIORITY DEBTOR IN POSSESSION AND

 EXIT CREDIT AND GUARANTY AGREEMENT

EXHIBIT A

Schedule 7.2(c)

Long Term Borrowings:

Manufacturer Term Loans	$225,221,500.00
State of Minnesota	$206,564,501.53
Aircraft/Spare Engine Loan	$183,000,000.00
NWA Trust #2	$175,620,000.00
Airbus Secured Loan	$148,073,194.39
Japan Land	$97,070,243.56
CFM Secured Loan	$75,956,915.00
A & J Real Estate Financing	$36,165,000.00
Tennenbaum N645NW	$21,787,297.78
Tennenbaum N646NW	$21,787,297.78
GMAC Ground Equip	$15,272,872.82
D Certificates	$396,145,039.05
Other	$3,753,044.18
Grand Total	$1,606,416,906.09

Secured Letter of Credit Reimbursement Obligations:

L/C Provider	Beneficiary	Purpose	Facility Size
U.S. Bank	D.O.T.	MLT Charters	$55,000,000
Citibank	Liberty Mutual	Workers’ Compensation	$50,000,000
U.S. Bank	Various	Workers’ Compensation Properties & Facilities MLT Customs, etc.	$98,000,000
U.S. Bank	Various	Workers’ Compensation Properties & Facilities MLT, etc.	$80,000,000